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                               The Sentinel Funds

    Supplement dated December 30, 2005 to the Prospectus dated March 4, 2005 as supplemented on December 19, 2005

OWNERSHIP AND DEALER REALLOWANCE CHANGES
Sentinel Asset Management, Inc. has agreed, subject to various contingencies, to purchase the minority interests of HTK of Delaware (an indirectly wholly owned subsidiary of The Penn Mutual Insurance Company) in Sentinel Advisors Company, Sentinel Administrative Services Company and Sentinel Financial Services Company, which are the Sentinel Funds' advisor, transfer agent and administrator, and distributor, respectively. As soon as practicable after the closing of this transaction, the reference to Janney Montgomery Scott LLC and Hornor Townsend and Kent, Inc. (both affiliates of The Penn Mutual Life Insurance Company) under "Other Matters Relating To The Distribution Of Fund Shares" on page 40 is deleted.

CLASS A SHARES
The following "Rights of Accumulation" and "Letter of Intent" paragraphs on pages 34-35 are deleted and replaced with the following:

RIGHT OF ACCUMULATION. Quantity discounts begin with investments in Class A shares (not including no-load initial investments in the U.S. Treasury Money Market Fund) of $50,000. You may qualify for quantity discounts based on the current offering price of the total of all classes of shares purchased at any time in the past, if such purchases were made by you, your spouse or minor children, or a fiduciary for these persons. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts. Contact Sentinel Administrative Services Company for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases. In order to receive a reduced sales charge, each time you purchase shares you should inform Sentinel Administrative Services Company, Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse and/or your minor children. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children from you to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account, the Fund, Sentinel Administrative Services Company and/or your financial adviser or other financial intermediary may not be able to maintain this information.

LETTER OF INTENT. You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments (other than initial no-load investments in the U.S. Treasury Money Market Fund) that include Class A shares, and if the total of the offering price of all such investments is $50,000 or more over a period of 13 months (30 months in the case of corporate qualified plans). You may use a letter of intent to obtain a reduced CDSC for Class B shares if you plan to make investments (other than initial no load investments in the U.S. Treasury Money Market Fund) that include Class B shares, and if the total of the offering price of all such investments is $250,000 or more over a period of 13 months (30 months in the case of corporate qualified plans). The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

INVESTMENT MINIMUMS
The following is added to the "Investment Minimums" paragraph on page 41:

These investment minimums apply to accounts held on the Funds' records. Intermediaries that maintain omnibus accounts on the Funds' records may establish different minimums for their clients holding through such omnibus accounts.





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